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                                                                    Exhibit 4.1

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                                                  [LOGO TO COME]


          DX                                  DIRECTRIX, INC.


                                                                                        CUSIP 25459A 10 D

         INCORPORATED UNDER THE LAWS                                                    SEE REVERSE FOR
           OF THE STATE OF DELAWARE                                                   CERTAIN DEFINITIONS


              THIS CERTIFIES THAT





              ___________________________________________________________________________________________________

              ___________________________________________________________________________________________________

               IS THE OWNER OF

                FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE OF

                                                          DIRECTRIX, INC.

                transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.
                          WITNESS the facsimile seal of the Corporation and the
                          facsimile signatures of its duly authorized officers.


                Dated


/s/ILLEGIBLE                             DIRECTRIX, INC.                                  /s/ILLEGIBLE
-------------------------                  CORPORATE                                      ------------------------
EXECUTIVE VICE PRESIDENT                      SEAL                                        CHIEF EXECUTIVE OFFICER
AND CHIEF OPERATING OFFICER                   1998
                                             DELAWARE





                                                                                                  COUNTERSIGNED AND REGISTERED:
                                                                                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                            (NEW YORK, N.Y.)      TRANSFER AGENT
                                                                                                                  AND REGISTRAR

                                                                                        BY

                                                                                                              AUTHORIZED OFFICER

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     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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     TEN COM  -as tenants in common                      UNIF GIFT MIN ACT -_________Custodian_______________
     TEN ENT  -as tenants by the entireties                                  (Cust)               (Minor)
     JT TEN   -as joint tenants with right                                  under Uniform Gifts to Minors
               of survivorship and not as tenants                           Act___________________
               in common                                                         (State)

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     Additional abbreviations may also be used though not in the above list.





     For Value Received,__________________________hereby sell, assign and transfer untog

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
     ---------------------------------------
     /                                     /
     ---------------------------------------

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     _______________________________________________________________________________________________________________________
                         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

     _______________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________

     _________________________________________________________________________________________________________________Shares
     of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


     ________________________________________________________________________________________________________________Attorney
     to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


     Dated_________________________________




                       __________________________________________________________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                       THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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